EXHIBIT 99.1

InPlay Technologies Reports Third Quarter 2008 Financial Results

SCOTTSDALE, Ariz., Nov. 13, 2008 (GLOBE NEWSWIRE) -- InPlay Technologies (Nasdaq:NPLA) today announced financial results for the three months ended September 30, 2008.

Revenue for the third quarter 2008 was $617,000, down from $1.2 million in the comparable period during 2007. For the three month period in 2008, revenue included $292,000 from the FinePoint segment and $325,000 from the Duraswitch segment.

InPlay reported a net loss for the quarter of $1.3 million, or $0.11 per share, compared to a net loss of $1.1 million or $0.09 per share for the third quarter of 2007.

"Subsequent to the end of the quarter, we sold the assets related to the Duraswitch segment. This sale brings in cash and focuses our efforts on what we believe to be a significant opportunity with our FinePoint technology," said Steve Hanson, chairman and CEO.

FinePoint revenue during the quarter included orders for additional pens and digitizers for a program that was discontinued last year, and non-recurring engineering fees for development of new products.

"We have put significant resources toward new customer designs, as well as further development of our patented digital pen and touch technology. We believe that these investments enable us to successfully achieve positive milestones in the short term, and position the company for long term growth," Hanson added.

Conference Call

InPlay Technologies will host a conference call today at 5:00 p.m. Eastern Time. To participate on the live call, analysts and investors should dial 866-249-5225 at least ten minutes prior to the call. To participate on the live call from outside the U.S., dial 303-262-2161. InPlay Technologies will also offer a live and archived webcast of the conference call, accessible from the "Investor" section of the company's Web site (http://www.inplaytechnologies.com). A telephonic replay of the conference call will also be available for 48 hours by dialing 800-405-2236 and entering passcode 11122216#.

About InPlay Technologies

InPlay Technologies is a developer of innovative human interface devices for computing and communication products. Our mission is to help make complex products easy and intuitive to use by providing a natural method of interaction. InPlay's integrated digital pen and touch technologies automatically recognize pen or finger input, allowing the user to choose the most effective input method. With the only digital-communication based pen input system, our products offer significant advantages over traditional analog designs. Like the evolution of cell phones from analog to digital, our roadmap enables an increasing number of useful features and functionality for computers, Smartphones and other electronic products. Visit www.inplaytechnologies.com for more information.

The InPlay Technologies, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4420

This news release contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements our estimation of the opportunity for our FinePoint technology and our ability to achieve positive milestones. Risks and uncertainties that could cause results to differ materially from those projected include our ability to raise and maintain sufficient cash resources to fund our business plan, changes in orders or timing from our licensees and customers, lack of market acceptance of our products, unanticipated expenses or other unforeseen difficulties related to manufacturing our technologies and other uncertainties described from time to time in our documents filed with the Securities and Exchange Commission, including our Annual Report on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on March 24, 2008. These forward-looking statements represent our beliefs as of the date of this press release and we disclaim any intent or obligation to update these forward-looking statements.

                      INPLAY TECHNOLOGIES, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                              (Unaudited)

                       Three Months Ended        Nine Months Ended
                         September 30,              September 30,
                       2008          2007        2008         2007
                    -----------  -----------  -----------  -----------

 NET REVENUE:
  FinePoint         $   291,659  $ 1,019,423  $   363,787  $ 2,591,440
  Duraswitch:
   Related party
    - Delphi                 --           --           --    7,631,250
   Non-related
    parties             324,931      203,780      939,384      711,733
                    -----------  -----------  -----------  -----------
    Total net
     revenue            616,590    1,223,203    1,303,171   10,934,423

 COST OF GOODS SOLD:
  FinePoint              26,800    1,031,169       40,597    2,165,138
  Duraswitch            107,355       65,596      312,213      287,757
                    -----------  -----------  -----------  -----------
    Total cost of
     goods sold         134,155    1,096,765      352,810    2,452,895
                    -----------  -----------  -----------  -----------

      Gross profit      482,435      126,438      950,361    8,481,528
                    -----------  -----------  -----------  -----------

 OPERATING EXPENSES:
  Selling, general
   and
   administrative       801,793      834,401    2,444,039    3,898,332
  Research,
   development and
   commercial
   application
   engineering          963,611      551,874    2,809,563    1,294,596
                    -----------  -----------  -----------  -----------

    Total operating
     expenses         1,765,404    1,386,275    5,253,602    5,192,928
                    -----------  -----------  -----------  -----------

 INCOME (LOSS) FROM
  OPERATIONS         (1,282,969)  (1,259,837)  (4,303,241)   3,288,600

 OTHER INCOME - Net       4,121       95,416       48,031      222,382
                    -----------  -----------  -----------  -----------

 INCOME (LOSS)
  BEFORE INCOME
  TAXES             $(1,278,848) $(1,164,421) $(4,255,210) $ 3,510,982
                    -----------  -----------  -----------  -----------

 PROVISION FOR
  (BENEFIT FROM)
  INCOME TAXES               --      (93,508)          --           --

                    -----------  -----------  -----------  -----------
 NET INCOME (LOSS)  $(1,278,848) $(1,070,913) $(4,255,210) $ 3,510,982
                    ===========  ===========  ===========  ===========

 EARNINGS (LOSS)
  PER SHARE - BASIC $     (0.11) $     (0.09) $     (0.37) $      0.30
                    ===========  ===========  ===========  ===========

 EARNINGS (LOSS)
  PER SHARE
  - DILUTED         $     (0.11) $     (0.09) $     (0.37) $      0.30
                    ===========  ===========  ===========  ===========

 WEIGHTED AVERAGE
  SHARES OUTSTANDING:
     BASIC           11,622,568   11,533,236   11,609,817   11,513,776
                    ===========  ===========  ===========  ===========
     DILUTED         11,622,568   11,533,236   11,609,817   11,574,242
                    ===========  ===========  ===========  ===========

                       INPLAY TECHNOLOGIES, INC.
                      CONSOLIDATED BALANCE SHEETS
                              (Unaudited)

                                           September 30,  December 31,
                                               2008          2007
                                           ------------  ------------
 ASSETS
 CURRENT ASSETS:
  Cash and cash equivalents                $    423,877  $  5,592,412
  Restricted short term investment               20,000            --
  Accounts receivable                           359,717       228,610
  Inventory                                     126,619       108,562
  Prepaid expenses and other current
   assets                                        83,925       128,932
                                           ------------  ------------
     Total current assets                     1,014,138     6,058,516

 PROPERTY AND EQUIPMENT - Net                   456,981       437,248
 GOODWILL                                     1,321,240     1,321,240
 PATENTS - Net                                1,119,845     1,205,977
 OTHER ASSETS                                    17,731        17,731
                                           ------------  ------------
 TOTAL ASSETS                              $  3,929,935  $  9,040,712
                                           ============  ============

 LIABILITIES AND STOCKHOLDERS' EQUITY
 CURRENT LIABILITIES:
  Accounts payable                         $    474,946  $    642,781
  Accrued salaries and benefits                 434,295       777,987
  Accrued purchase commitments                  288,562       558,000
  Other accrued expenses and other current
   liabilities                                  356,408       453,108
  Deferred revenue                               15,000        15,695
                                           ------------  ------------
     Total current liabilities                1,569,211     2,447,571
                                           ------------  ------------

 LONG-TERM LIABILITIES:
   Other non-current liabilities                     --       173,228
                                           ------------  ------------
     Total liabilities                        1,569,211     2,620,799
                                           ------------  ------------

 COMMITMENTS AND CONTINGENCIES
 STOCKHOLDERS' EQUITY:
  Preferred stock, no par value,
   10,000,000 shares authorized, no shares
   issued and outstanding as of September
   30, 2008 and December 31, 2007                    --            --
  Common stock, $.001 par value,
   40,000,000 shares authorized,
   11,622,568 and 11,595,138 shares issued
   and outstanding as of September 30,
   2008 and December 31, 2007, respectively      11,623        11,595
  Additional paid-in capital                 31,902,451    31,706,458
  Accumulated deficit                       (29,553,350)  (25,298,140)
                                           ------------  ------------
     Total stockholders' equity               2,360,724     6,419,913
                                           ------------  ------------
 TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                                   $  3,929,935  $  9,040,712
                                           ============  ============

CONTACT:  InPlay Technologies, Inc.
          Heather Beshears, Vice President, Corporate Communications
          480-586-3357
          Heather@InPlayTechnologies.com